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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)            September 8, 2000

                            ACME METALS INCORPORATED
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             (Exact name of registrant as specified in its charter)



        Delaware                         1-14378               36-3802419
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)


13500 South Perry Avenue, Riverdale, Illinois                  60827-1182
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       708-849-2500
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(Former name or former address, if changed since last report)



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Item 5. Other Events.


         On September 8, 2000, Acme Metals Incorporated filed a motion in U.S. Bankruptcy Court, Delaware District, seeking approval for expense reimbursement and establishing bidding procedures, including provisions for a break-up fee and minimum overbid in certain circumstances, relating to a potential sale of the operating assets of the it's wholly owned subsidiary Acme Steel Company to WCI Steel, Inc. ("WCI"). This motion also includes a non-binding term sheet outlining the significant terms of a potential purchase agreement by WCI.

         The following exhibit accompanies this Current Report on Form 8-K:

                    Exhibit No.              Description
                    -----------              -----------

                    20.1                     Press release issued
                                             on September 8, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACME METALS INCORPORATED


Date:  September 15, 2000                 By: /s/ Edward P. Weber, Jr.
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                                              Edward P. Weber, Jr.
                                              Vice President, General Counsel
                                              and Secretary